EXECUTION VERSION

AMENDMENT TO THE SHARE EXCHANGE AGREEMENT

THIS AMENDMENT TO THE SHARE EXCHANGE AGREEMENT (this “Amendment”) is made as of March 11, 2009, by and among Li Yonghui (“Founder”), Yan Wang (“Wang”), Honest Best Int’l Ltd, a company incorporated and existing under the laws of the British Virgin Islands (“FounderCo”), AutoChina Group Inc, a company incorporated and existing under the laws of the Cayman Islands (“AutoChina”), Fancy Think Limited, a limited liability company established in Hong Kong under the Hong Kong Companies Ordinance (“Fancy Think”), Hebei Chuanglian Trade Co., Ltd. (河北创联贸易有限公司), a company established under the laws of the PRC (“Chuanglian”), Hebei Kaiyuan Real Estate Development Co., Ltd. (河北开元房地产开发股份有限公司), a company established under the laws of the PRC (“Kaiyuan Real Estate”), Hebei Huiyin Investment Co., Ltd. (河北汇银投资有限责任公司), a company established under the laws of the PRC (“Huiyin Investment”), Hebei Hua An Investment Co., Ltd. (河北华安投资有限责任公司), a company established under the laws of the PRC (“Hua An Investment”), Hebei Tianmei Insurance Agency Co., Ltd. (河北天美保险代理有限公司), a company established under the laws of the PRC (“Tianmei Insurance”), Hebei Shijie Kaiyuan Logistics Co., Ltd. (河北世捷开元物流有限公司), a company established under the laws of the PRC (“Kaiyuan Logistics”), Hebei Shijie Kaiyuan Auto Trade Co., Ltd. (河北世捷开元汽车贸易有限公司), a company established under the laws of the PRC (“Kaiyuan Auto Trade”), Shanxi Chuanglian Auto Trade Co., Ltd. (山西创联汽贸公司), a company established under the laws of the PRC (“Chuanglian Auto Trade”), and Spring Creek Acquisition Corp., a corporation duly organized and existing under the laws of the Cayman Islands (“SCAC”).  Each of Founder, Wang, FounderCo, AutoChina, Fancy Think, Chuanglian, Kaiyuan Real Estate, Huiyin Investment, Hua An Investment, Tianmei Insurance, Kaiyuan Logistics, Kaiyuan Auto Trade, Chuanglian Auto Trade, and SCAC are referred to herein each as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties entered into the Share Exchange Agreement (the “Share Exchange Agreement”), dated as of February 4, 2009; and

WHEREAS, the Parties wish to amend the Share Exchange Agreement as set forth in this Amendment pursuant to Section 12.03 of the Share Exchange Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties hereby agree as follows:

1.           Defined Terms.  Unless otherwise specifically defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Share Exchange Agreement, pursuant to this Amendment.

2.           Amendments to Share Exchange Agreement.  Upon the terms and subject to the conditions hereof, the Share Exchange Agreement is amended as follows:

EXECUTION VERSION

(a)           Section 7.04(a) of the Share Exchange Agreement is deleted in its entirety and a new Section 7.04(a) is inserted in its place as follows:

“(a)           Immediately following the Closing Date, the authorized size of the Board will consist of seven (7) persons.  The Proxy Statement of SCAC will present the following persons as nominees for election as directors for a period commencing from the Closing Date until the next annual general meeting of SCAC, or until each director’s successor is elected and takes office: two (2) persons nominated by the AutoChina Shareholders’ Representative (the “AutoChina Nominated Directors”), two (2) persons nominated by the SCAC Shareholders’ Representative (the “SCAC Nominated Directors”) and one (1) person as independent non-executive director (an “Independent Non-Executive Director”), provided that the Independent Non-Executive Director candidate who is actually nominated shall be mutually agreed upon by the AutoChina Shareholders’ Representative and the SCAC Shareholders’ Representative.  Subsequent to the Closing, two (2) additional persons shall be nominated as Independent Non-Executive Directors, provided that such Independent Non-Executive Director candidates who are nominated shall be mutually agreed upon by the AutoChina Shareholders’ Representative and the SCAC Shareholders’ Representative.  The Warrantors agree that for a period commencing from the Closing Date and ending December 31, 2011, they shall use their best efforts to nominate or to cause their Affiliates to nominate the directors to the Board pursuant to this Section 7.04, subject to any obligations imposed by law, rule or regulation on any nominating committee.  In addition, the AutoChina Shareholders agree, and the Warrantors shall cause the AutoChina Shareholders to agree, that, for a period commencing from the Closing Date and ending December 31, 2011, they shall vote all SCAC Ordinary Shares then owned by them in favor of the persons nominated as directors by the SCAC Shareholders’ Representative pursuant to this Section 7.04.  Each of AutoChina and SCAC shall procure that the composition of the board of directors of AutoChina after the Closing shall be identical to that of SCAC.”

(b)           Section 7.04(b) of the Share Exchange Agreement is deleted in its entirety and a new Section 7.04(b) is inserted in its place as follows:

“(b)           The Board shall, immediately following the Closing, establish an audit committee, a nomination committee and a compensation committee.  Prior to December 31, 2011, in the event there is only one (1) Independent Non-Executive Director in office, each such committee shall consist of one (1) member, who shall be such Independent Non-Executive Director.  Prior to December 31, 2011, in the event there is more than one (1) Independent Non-Executive Director, each such committee shall consist of two (2) members, one being an Independent Non-Executive Director nominated to such committee based on the recommendation of the AutoChina Shareholders’ Representative and the other being an Independent Non-Executive Director nominated to such committee based on the recommendation of the SCAC Shareholders’ Representative.  In any event that the two (2) members in any such committee fail to reach a consensus with respect to any matter, such matter shall be submitted to and decided by the Board by the affirmative consent or approval of (i) at least six (6) members of the Board or (ii) in the event there are less than six (6) members of the Board then in office, all of the members of the Board then in office.”

EXECUTION VERSION

(c)           The first paragraph of Section 7.05(b) of the Share Exchange Agreement is deleted in its entirety and a new first paragraph of Section 7.05(b) is inserted in its place as follows:

“(b)           Effective immediately following the Closing, no director, officer, committee member, employee, agent of SCAC or any Group Company or any of their respective delegates shall, without the affirmative consent or approval of (i) at least six (6) members of the Board or (ii) in the event there are less than six (6) members of the Board then in office, all of the members of the Board then in office, not take, nor shall they cause or permit SCAC or any Group Company to take, any of the following actions (whether in a single transaction or a series of related transactions):”

3.           Remaining Provisions in Full Force and Effect.  Except as expressly amended pursuant hereto, the Share Exchange Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

4.           Miscellaneous.

(a)           This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

(b)           THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTION 12.11 OF THE SHARE EXCHANGE AGREEMENT RELATING TO GOVERNING LAW, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(c)           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

(d)           This Amendment, together with the Share Exchange Agreement, contains the entire and exclusive agreement of the Parties with reference to the matters discussed herein.

(e)           If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Share Exchange Agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the first date written above.

AUTOCHINA GROUP INC

By: ____________________
Name: Li Yonghui
Title: Director

HONEST BEST INT'L LTD

By: ____________________
Name: Wang Yan
Title: Director

LI YONGHUI

By: ____________________

YAN WANG

By: ____________________

FANCY THINK LIMITED

By: ____________________
Name: Li Yonghui
Title: Director

[SIGNATURE PAGE TO AMENDMENT TO THE SHARE EXCHANGE AGREEMENT]

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HEBEI CHUANGLIAN TRADE CO., LTD. (河北创联贸易有限公司)

By: ______________________
Name: 张仲文
Title: Director

HEBEI KAIYUAN REAL ESTATE DEVELOPMENT CO., LTD. (河北开元房地产开发股份有限公司)

By: ______________________
Name: 李勇会
Title: Chairman

HEBEI HUIYIN INVESTMENT CO., LTD. (河北汇银投资有限责任公司)

By: ______________________
Name: 宋晓萍
Title: Director

HEBEI HUA AN INVESTMENT CO., LTD. (河北华安投资有限责任公司)

By: ______________________
Name: 郭中起
Title: Director

HEBEI TIANMEI INSURANCE AGENCY CO., LTD. (河北天美保险代理有限公司)

By: ______________________
Name: 史丽花
Title: Director

[SIGNATURE PAGE TO AMENDMENT TO THE SHARE EXCHANGE AGREEMENT]

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HEBEI SHIJIE KAIYUAN LOGISTICS CO., LTD. (河北世捷开元物流有限公司)

By: ______________________

Name: 彭晋瑜

Title: Director

HEBEI SHIJIE KAIYUAN AUTO TRADE CO., LTD. (河北世捷开元汽车贸易有限公司)

By: ______________________

Name: 彭晋瑜

Title: Director

SHANXI CHUANGLIAN AUTO TRADE CO., LTD. (山西创联汽贸公司)

By: ______________________

Name: 杨旭

Title: Director

SPRING CREEK ACQUISITION CORP.

By: ______________________

Name:

Title:

[SIGNATURE PAGE TO AMENDMENT TO THE SHARE EXCHANGE AGREEMENT]

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HEBEI SHIJIE KAIYUAN LOGISTICS CO., LTD. (河北世捷开元物流有限公司)

By: ____________________
Name:
Title:

HEBEI SHIJIE KAIYUAN AUTO TRADE CO., LTD. (河北世捷开元汽车贸易有限公司)

By: ____________________
Name:
Title:

SHANXI CHUANGLIAN AUTO TRADE CO., LTD. (山西创联汽贸公司)

By: ____________________
Name:
Title:

SPRING CREEK ACQUISITION CORP.

By: ____________________
Name: Diana Liu
Title: Director

[SIGNATURE PAGE TO AMENDMENT TO THE SHARE EXCHANGE AGREEMENT]

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